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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 1998
                              (November 16, 1998)


                                  GENESCO INC.
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             (Exact name of registrant as specified in its charter)


                   Tennessee                                    1-3083                     62-0211340
----------------------------------------------        ------------------------         -------------------
(State or other jurisdiction of incorporation)        (Commission File Number)          (I.R.S. Employer
                                                                                       Identification No.)

      1415 Murfreesboro Road, Nashville, TN                     37217-2895
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     (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (615) 367-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events
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         On November 16, 1998, Genesco Inc. announced that it had made a mathematical error in calculating the dilutive effect of outstanding subordinated convertible notes on earnings per share. A copy of the press release relating to such announcement is attached hereto and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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         99     Press Release dated November 16, 1998.







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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GENESCO INC.


Date: November 17, 1998                     By: /s/ Roger G. Sisson
                                                --------------------------------
                                                Name:  Roger G. Sisson
                                                Title: Secretary







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                                  EXHIBIT INDEX



   No.                                       Exhibit
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   99             Press Release dated November 16, 1998.









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